UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19. 2007

COMPUTER HORIZONS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	0-7282	13-2638902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Route 46 - Suite 301, Parsippany, NJ		07054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 257-5030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 19, 2007, Computer Horizons Corp. (the “Company”) announced that it settled litigation pending between the Company and Axium International and that the Company’s Board of Directors voted to declare a liquidating distribution in the amount of $0.30 per share payable on February 11, 2008 to all holders of record of the Company’s common stock, par value $0.10 per share, on January 15, 2008.

This summary is qualified in its entirety by the Company’s December 19, 2007 press release announcing the settlement with Axium International and the liquidating distribution, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Item by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Press Release dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER HORIZONS CORP.
(Registrant)
Date: December 19, 2007
	By:	/s/ Barbara Rodriguez
Barbara Rodriguez
Chief Financial Officer